UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2007

TetriDyn Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	65-0008012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1651 Alvin Ricken Drive
Pocatello, ID		83201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(208) 232-4200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On January 17, 2007, the registrant’s board of directors unanimously approved the dismissal of Hansen, Barnett & Maxwell as the registrant’s auditor and the engagement of Webb & Company as the registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

On March 22, 2006, the registrant had engaged Hansen, Barnett & Maxwell as its independent auditor for the year ended December 31, 2006, in connection with the registrant’s acquisition in a reverse merger of TetriDyn Solutions, Inc., an Idaho corporation (“TetriDyn Idaho”), for which Hansen, Barnett & Maxwell had acted as auditor for the years ended December 31, 2004 and 2005. Hansen, Barnett & Maxwell has not audited financial statements of the registrant.

During the last two fiscal years ended December 31, 2004, and December 31, 2005, and through January 17, 2007: (1) there were no disagreements between the registrant and Hansen, Barnett & Maxwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Hansen, Barnett & Maxwell, would have caused Hansen, Barnett & Maxwell to make reference to the matter in its reports on the financial statements of TetriDyn Idaho, except as follows:

(a)         Management of TetriDyn Idaho failed to appropriately record accrued liabilities in its financial statements;

(b)         Management of TetriDyn Idaho failed to appropriately depreciate property and equipment or to record depreciation and accumulated depreciation in its financial statements;

(c)         Management failed to adjust TetriDyn Idaho’s current financial statements for audit adjustments required in the prior year;

(d)         Management failed to appropriately classify TetriDyn Idaho’s Series A preferred stock as a liability or to accrete the discount on the Series A preferred stock in accordance with generally accepted accounting principles;

(e)         Management of TetriDyn Idaho inappropriately recognized revenue in certain instances before the earnings process was completed that required the reclassification of amounts collected from customers to deferred revenue;

(f)          Management of TetriDyn Idaho failed to recognize stock-based compensation relating to grants of stock options to its employees;

(g)         Management of TetriDyn Idaho failed to appropriately classify components of cost of revenue, sales and marketing expense, and research and development expense to those classifications;

(h)         Management failed to appropriately provide disclosures in TetriDyn Idaho’s financial statements in order to comply with generally accepted accounting principles;

(i)          Management failed to appropriately disclose the reorganization of TetriDyn Idaho into Creative Vending Corp. in accordance with generally accepted accounting principles; and

(2) Hansen, Barnett & Maxwell’s reports on TetriDyn Idaho did not contain an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended December 31, 2005, and December 31, 2006, and through January 17, 2007, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B. Hansen, Barnett & Maxwell’s opinion in its report on the financial statements of TetriDyn Idaho for the years ended December 31, 2004 and 2005, expressed substantial doubt with respect to the ability of TetriDyn Idaho to continue as a going concern. Hansen, Barnett & Maxwell has furnished the registrant with a letter addressed to the Securities and Exchange Commission agreeing with the above statements. The letter from Hansen, Barnett & Maxwell is attached as Exhibit 16.01 to this report.

Prior to engaging Webb & Company as the registrant’s registered independent public accounting firm, we had not consulted with Webb & Company regarding either the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit, which is required to be attached by Item 601 of Regulation S-B, is attached or incorporated herein by this reference.

Exhibit Number*	Title/Description of Document	Location

16	Letter on Change in Certifying Accountant
16.01	Letter from Hansen, Barnett & Maxwell to Securities and Exchange Commission	Attached

________________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRIDYN SOLUTIONS, INC.

Dated: January 22, 2007	By: /s/ David W. Hempstead
David W. Hempstead, President

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